Exhibit 10.3

FIRST AMENDMENT TO

SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”) is entered into as of June 5, 2012, by and between ORAGENICS, INC., a Florida corporation located at 3000 Bayport Drive, Suite 685 Tampa, Florida 33607 (the “Company” or “Borrower”), and KOSKI FAMILY LIMITED PARTNERSHIP, a Texas limited partnership having a mailing address of 3525 Turtle Creek Boulevard, Unit 19-B, Dallas, Texas 75219 (“KFLP” or “Lender”).

RECITALS:

WHEREAS, the Company entered into that certain Loan Agreement with the Lender on March 23, 2012 and issued a senior secured convertible promissory note for borrowing up to $2.5 million (the “Loan”);

WHEREAS, in connection with the Loan Agreement the Lender and the Company entered into a Security Agreement (the “Security Agreement”) of even date therewith which provided Lender with Collateral (as defined in the Security Agreement) to secure the Loan contemplated by the Loan Agreement.

WHEREAS, the Security Agreement included as part of the Collateral securing the Loan, certain in-licensed technologies licensed from the University of Florida Research Foundation (the “UFRF”), specifically the Company’s SMaRT Replacement Therapy and MU1140 technologies (the “UFRF In-Licensed Technologies”);

WHEREAS, the Company and Intrexon Corporation (“Intrexon”) contemplate entering into that certain Exclusive Channel Collaboration Agreement (“ECC”) and Stock Issuance Agreement (“SIA”) of even date herewith (the ECC and SIA are together the “Intrexon Agreements”); and

WHEREAS, the Company and the KFLP desire to enter into the First Amendment to specifically release and exclude the UFRF In-Licensed Technologies from the Collateral covered by the Security Agreement and add additional collateral in its place.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this First Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The Recitals set forth above are true and correct and are incorporated herein by reference.

2. The Security Agreement is hereby amended to exclude and release the UFRF In-Licensed Technologies from the Collateral securing the loan made to the Company pursuant to the Loan Agreement.

3. The Security Agreement is hereby amended to include the Company’s Differentially Protected Orthogonal Lanthionine Technology (“DPOLT”) technology to the Collateral securing the loan made to the Company pursuant to the Loan Agreement.

4. Upon either: (i) a default of the Loan Agreement or Security Agreement or (ii) a breach of the ECC by the Company which gives rise to termination of the ECC by Intrexon, the Company hereby automatically, grants a worldwide, fully paid, non-exclusive, royalty-free sublicense to the UFRF In-Licensed Technologies to the KFLP.

5. Upon the Company becoming aware of the existence of a breach of the ECC and possible termination by Intrexon, it shall provide prompt written notice to the KLFP, which notice shall include the Company’s determination that it is unable or unwilling to cure the breach of the ECC (the “ECC Breach Notice”). In addition and as part of the ECC Breach Notice the Company shall include an offer to the KFLP of the right to an assignment of all right title and interest in and to the Intrexon Agreements, subject to the KFLP’s agreement to assume the obligations under the Intrexon Agreements and subject to Intrexon’s consent to the assignment upon the KFLP’s independent cure of the breach for its own sole benefit as part of this First Amendment to the Security Agreement. If the KFLP notifies the Company of its intent to cure the breach in order to avoid a termination thereof by Intrexon, the Company shall cooperate and take all further actions reasonably necessary in furtherance of effecting the forgoing assignment. For the avoidance of doubt, the KFLP may, but it is not obligated to, proceed to cure a breach of the ECC and receive the protective benefits provided herein.

6. All rights provided herein and pursuant to the Security Agreement as amended hereby shall terminate if the Loan is converted in accordance with its terms.

7. All of the other terms of the Security Agreement not otherwise amended by the foregoing shall remain in full force and affect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AND SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO SECURITY AGREEMENT on the date first indicated above.

Borrower:

Oragenics, Inc.

By:	/s/ John N. Bonfiglio
Name:	John N. Bonfiglio
Title:	President and Chief Executive Officer

Lender:

KOSKI FAMILY LIMITED PARTNERSHIP

By:	/s/ Christine L. Koski
Name:	Christine L. Koski
Title:	Managing General Partner

[Signature Page to First Amendment to Security Agreement]